================================================================================

                                                                    EXHIBIT 10.7


                           FIELDWORKS, INCORPORATED

                              ___________________


                              PURCHASE AGREEMENT

                                      FOR

                     SERIES A CONVERTIBLE PREFERRED STOCK


                              ___________________




                                  DATED AS OF
                                 JULY 29, 1996


================================================================================

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
1.  Authorization of the Shares.........................................      1

2.  Sale of Shares......................................................      1

3.  Closing Date; Delivery..............................................      1
    3.1  Closing Date...................................................      1
    3.2  Delivery.......................................................      1

4.  Definitions.........................................................      1

5.  Representations and Warranties by the Company.......................      4
    5.1  Organization and Standing......................................      4
    5.2  Articles.......................................................      4
    5.3  Financial Statements...........................................      4
    5.4  Tax Returns....................................................      5
    5.5  Compliance With Other Instruments..............................      5
    5.6  Shares, Conversion Stock and Warrant Stock.....................      5
    5.7  Securities Laws................................................      5
    5.8  Capital Stock..................................................      6
    5.9  Corporate Acts and Proceedings.................................      6
    5.10 No Brokers or Finders..........................................      6
    5.11 Intellectual Property..........................................      6

6.  Representations and Warranties of the Purchaser; Restrictions on
    Transfer............................................................      7
    6.1  Representations and Warranties of the Purchaser................      7
    6.2  Restrictions on Transfer.......................................      8

7.  Closing Conditions..................................................      9
    7.1  Conditions to Purchaser's Obligation...........................      9
    7.2  Conditions to Company's Obligation.............................      9

8.  Registration of Stock...............................................      9

9.  Covenants of the Company............................................      9
    9.1  Corporate Existence............................................     10
    9.2  Books of Account and Reserves..................................     10
    9.3  Inspection and Attendance......................................     10
    9.4  Replacement of Stock Certificates..............................     10

10.  Miscellaneous.................................................    11
     10.1  Waivers and Amendments..................................    11
     10.2  Notices.................................................    11
     10.3  Survival of Representations and Warranties..............    11
     10.4  Parties in Interest.....................................    12
     10.5  Headings................................................    12
     10.6  Choice of Law...........................................    12
     10.7  Counterparts............................................    12
     10.8  Termination.............................................    12

Exhibit A - Resolution Establishing the Series A Convertible Preferred Stock Exhibit B - Disclosure Schedule
Exhibit C -  Registration Rights Provisions
Exhibit D -  Warrant

          AGREEMENT made as of _______, 1996, between Fieldworks, Incorporated, a Minnesota corporation (the "Company"), and Network General Corporation, a Delaware corporation (the "Purchaser").

          WHEREAS, the Company wishes to sell and the Purchaser desires to purchase the Company's Series A Convertible Preferred Stock, par value $.001 per share;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

     1.   Authorization of the Shares.  The Company has authorized, or before
          ---------------------------
the "Closing" (as hereinafter defined) will have authorized, the issuance and sale of up to 300,000 shares of its Series A Convertible Preferred Stock, par value $.001 per share (the "Series A Shares"), for an aggregate purchase price of $3,000,000 (the "Purchase Price"). The Series A Shares have, or before the Closing will have, the rights and preferences set forth in Exhibit A.

     2.   Sale of Shares.  Subject to the terms and conditions of this
          --------------
Agreement, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company, 300,000 shares of Series A Shares at a purchase price equal to $10.00 per Series A Share. The Series A Shares to be sold to the Purchaser pursuant to this Agreement are hereinafter referred to as the
"Shares."   At the Closing, the Company shall also issue to Purchaser a warrant in the form attached hereto as Exhibit D (the "Warrant").

     3.   Closing Date; Delivery.
          ----------------------

          3.1  Closing Date.  The closing (the "Closing") of the purchase and
               ------------
sale of the Shares hereunder will be held at the offices of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, at 10:00 a.m., on July 29, 1996, or at such other time and place as the Company and the Purchaser may agree (the "Closing Date").

          3.2  Delivery.   At the Closing, the Company will deliver to the
               --------
Purchaser a certificate dated the Closing Date registered in the Purchaser's name representing the Shares purchased by the Purchaser, together with the Warrant. At the Closing, the Purchaser will pay to the Company the Purchase Price by wire transfer or other manner of immediately available funds.

     4.   Definitions.  Unless the context otherwise requires, the terms defined
          -----------
in this Section 4 shall have the meanings herein specified for all purposes of this Agreement. Certain other capitalized terms used herein are defined elsewhere in this Agreement.

          "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended.

          "Agreement" means this Agreement.

          "Articles" means the Company's Restated Articles of Incorporation together with the Resolution Establishing the Rights and Preferences of the Series A Convertible Preferred Stock of the Company to be filed with the Minnesota Secretary of State prior to the Closing.

          "Closing" is defined in Section 3.1.

          "Closing Date" is defined in Section 3.1.

          "Code" means the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder.

          "Commission" means the Securities and Exchange Commission.

          "Common Stock" means the shares of Common Stock, $.001 par value, authorized by the Articles, any additional shares of Common Stock which may be authorized in the future by the Company and any stock into which such Common Stock may hereafter be changed. "Common Stock" shall also include capital stock of any other class of the Company that is not preferred as to dividends or assets over any other class of stock of the Company or subject to redemption.

          "Conversion Stock" shall mean the shares of Common Stock issuable upon the conversion of outstanding Preferred Shares.

          "Convertible Securities" shall mean options, warrants or similar rights and indebtedness, shares of stock or other securities that are at any time directly or indirectly convertible into or exercisable or exchangeable for shares of the capital stock of the Company.

          "Disclosure Schedule" is defined in Section 5.

          "Lien" means any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever and any assignment, deposit arrangement or lease intended as, or having the effect of, security for any outstanding Indebtedness.

          "Material Adverse Effect" shall mean a material adverse effect upon the business, operations or condition (financial or otherwise) of the Company and any Subsidiaries, taken as a whole.

          "MBCA" means Chapter 302A of the Minnesota Business Corporation Act, as the same may be amended from time to time.

          "Person" means any natural person, corporation, limited liability company, association, partnership (general or limited), joint venture, proprietorship, governmental agency, trust, estate, association, custodian, nominee or any other individual or entity, whether acting in an individual, fiduciary, representative or other capacity.

          "Permitted Stock Issuances" means (i) sales or issuances of shares of capital stock of a Subsidiary to the Company or another Subsidiary, (ii) issuances of shares of capital stock upon the conversion of the Preferred Shares, (iii) sales of shares of Common Stock to the public pursuant to a registration statement filed under the Securities Act, (iv) the issuance of any shares of Common Stock or any Convertible Securities, and the exercise or vesting thereof, under the Stock Option Plan, as the same now exists or may hereafter be amended in accordance with the terms of this Agreement, (v) issuances of shares of capital stock of the Company pursuant to any Convertible Securities outstanding on the Closing Date or thereafter issued in compliance with or as contemplated by the terms of this Agreement, (vi) the issuance of warrants to purchase shares of capital stock, and the issuance of such shares of capital stock upon the exercise thereof, to Persons leasing equipment or financing or guaranteeing equipment leases by the Company or (vii) the sale of Shares at the Closing contemplated by this Agreement.

          "Preferred Shares" means the Series A Shares.

          "Warrant Stock" means the Common Stock issuable upon exercise of the Warrant.

          "Warrant" is defined in Section 2.

          "Resolution means the Resolution Establishing the Rights and Preferences of the Series A Convertible Preferred Stock of the Company to be filed with the Minnesota Secretary of State prior to the Closing. The Resolution shall be substantially in the form attached hereto as Exhibit A.

          "Securities Act" means the Securities Act of 1933, as amended from time to time.

          "Series A Shares" is defined in Section 1.

          "Shares" is defined in Section 2.

          "Shareholders" means the holders from time to time of the Company's outstanding Preferred Shares.

          "Stock Option Plan" means the Company's 1994 Long-Term Incentive and Stock Option Plan.

          "Subsidiary" means any corporation, association or other business entity more than a majority (by number of votes) of the voting stock of which is owned or controlled, directly or indirectly, by the Company or one or more of its Subsidiaries or both.

     5.   Representations and Warranties by the Company.  Except as disclosed in
          ---------------------------------------------
the Disclosure Schedule attached hereto as Exhibit B (the "Disclosure Schedule"), the Company represents and warrants to the Purchaser that:

          5.1  Organization and Standing.  The Company is a corporation duly
               -------------------------
organized, validly existing and in good standing under the laws of the State of Minnesota and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted and presently proposed to be conducted. Other than as listed on the Disclosure Schedule, the Company has no Subsidiaries or direct or indirect equity interest in any other Person. The Company is duly qualified to do business as a foreign corporation in all jurisdictions in which the failure to do so could reasonably be expected to result in a Material Adverse Effect.

          5.2  Articles.  On the Closing Date, the Articles of Incorporation of
               --------
the Company shall be substantially in the form of Exhibit A attached hereto.

          5.3  Financial Statements.  The Company's financial statements are
               --------------------
based upon the information contained in the books and records of the Company and fairly present the financial condition of the Company as of the dates thereof and results of operations for the periods referred to therein. The unaudited financial statements have been prepared in accordance with generally accepted accounting principles and reflect all adjustments necessary to a fair statement of the results for the interim period presented. Except as set forth in the financial statements, the Company has no material debts or liabilities, absolute, accrued, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business since the last balance sheet date, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the financial statements, which, in the case of both (i) and (ii), individually or in the aggregate, are not material to the financial condition or business of the Company.

          5.4  Tax Returns.  The Company is not delinquent in the payment of any
               -----------
material federal, state or local tax or in the payment of any assessment or governmental charge. The Company does not have any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax. To the Company's knowledge, the Company has not incurred any material tax or worker's compensation liabilities from its inception through the date hereof, except those incurred in the ordinary course of business. The Company has filed all required state and federal tax returns on a timely basis.

          5.5  Compliance With Other Instruments.  To the knowledge of the
               ---------------------------------
Company, the business and operations of the Company have been and are being conducted in material compliance with all applicable laws, rules and regulations of all governmental authorities. Neither the execution or delivery of, the performance or compliance with, this Agreement nor the consummation of the transactions contemplated hereby will, with or without the giving of notice or passage of time, (i) result in any breach of, or constitute a default under, or result in the imposition of any Lien upon any asset or property of the Company pursuant to, any agreement or other instrument to which the Company is a party or by which it or any of its properties is bound or affected or (ii) violate its Articles of Incorporation or its by-laws. The Company is not in violation of its existing Articles of Incorporation, Bylaws or any lease, agreement, instrument, commitment or arrangement to which it is a party or by which it or its properties or assets may be bound, except for such violations as have not resulted or could not reasonably be expected to result in a Material Adverse Effect.

          5.6  Shares, Conversion Stock and Warrant Stock.  The Shares, when
               ------------------------------------------
issued and paid for pursuant to the terms of this Agreement, will be duly and validly authorized, issued and outstanding, fully paid, nonassessable and free and clear of all pledges, liens, encumbrances and restrictions, except as set forth in Section 6.2 hereof. The shares of Conversion Stock issuable upon conversion of the Shares and shares of Warrant Stock issuable upon exercise of the Warrant have been or will be reserved for issuance and, when issued upon such conversion or exercise, will be duly and validly authorized, issued and outstanding, fully paid, nonassessable and free and clear of all Liens and restrictions, except as set forth in Section 6.2 hereof.

          5.7  Securities Laws.  Based upon the representations and warranties
               ---------------
of the Purchaser contained in Section 6.1 of this Agreement, no consent, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Agreement or the offer, issuance, sale or delivery of the Shares, the Conversion Stock or the Warrant Stock, other than filings pursuant to Regulation D promulgated under the Securities Act and qualifications and filings under certain applicable state securities laws, which qualifications and filings have been or will be effected as a condition of such sales or conversions. The Company has not, directly or through an agent, offered the Shares or any similar securities for sale to, or solicited any offers to acquire such securities from, Persons other than the Purchaser. Under the circumstances contemplated hereby, the offer, issuance, sale and delivery of the Shares will not under current laws and regulations require compliance with the prospectus delivery or registration requirements of the Securities Act.

          5.8  Capital Stock.  Immediately prior to the Closing, the authorized
               -------------
capital stock of the Company will consist of 15,000,000 shares, 5,880,736 of which will be designated as Common Stock, and 8,819,264 of which will be undesignated. Immediately prior to the Closing, 5,880,736 shares of Common Stock will be outstanding, 220,745 shares of Common Stock will be reserved for issuance upon the exercise of outstanding warrants and 1,100,000 shares of Common Stock will be reserved for issuance pursuant to the Stock Option Plan.
No holder of any security of the Company is entitled to any preemptive or similar rights to purchase any securities of the Company.

          5.9  Corporate Acts and Proceedings.  The execution and delivery of
               ------------------------------
this Agreement has been duly authorized by all requisite corporate action on behalf of the Company and this Agreement has been duly executed and delivered by an authorized officer of the Company. This Agreement is a valid and binding obligation of the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and as to limitations on the enforcement of the remedy of specific performance and other equitable remedies. The requisite corporate action necessary to the authorization, creation, issuance and delivery of the Shares, the Conversion Stock, the Warrant and the Warrant Stock has been or will be taken by the Company prior to the Closing.

          5.10 No Brokers or Finders.  No Person has or will have, as a result
               ---------------------
of any act of or omission of the Company, any right, interest or valid claim against the Company or the Purchaser for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by this Agreement. The Company will pay, and will indemnify and hold the Purchaser harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable in connection with the transactions contemplated by this Agreement by reason of any acts or omissions of the Company.

          5.11 Intellectual Property.  To the knowledge of the Company, the
               ---------------------
Company owns, or is licensed to use, rights to all patents, trade names, service marks, trademarks, mask works, trade secrets and copyrights ("Intellectual Property") used to carry on or necessary to carry on its business as currently conducted or proposed to be conducted. To the knowledge of the Company, the Company is not infringing upon or otherwise acting adversely to any known right or claimed right of any person under or with respect to any patents, patent rights, trademarks, service marks, copyrights, trade names, trade secrets or any other third party rights. The Company had not received any notice that it is infringing upon any claimed right of any person under or with respect to any patents, trademarks, service marks, trade names, copyrights, licenses or other similar rights with respect to the foregoing.

     6.   Representations and Warranties of the Purchaser; Restrictions on
          ----------------------------------------------------------------
Transfer.
--------

          6.1  Representations and Warranties of the Purchaser.  The Purchaser
               -----------------------------------------------
represents and warrants to the Company that:

          (a) The Shares, the Warrant, the Conversion Stock and the Warrant Stock being acquired by the Purchaser hereunder are being purchased for the Purchaser's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act. The Purchaser understands that such securities have not been registered under the Securities Act by reason of their contemplated issuance in transactions exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that the reliance of the Company and others upon this exemption from such registration is predicated in part upon the representations and warranties of the Purchaser contained herein. The Purchaser further understands that an exemption from the registration requirements of the Securities Act with respect to resale of the securities is not presently available pursuant to Rule 144 promulgated under the Securities Act by the Commission and that, in any event, the Purchaser may not sell any Shares pursuant to Rule 144 prior to the expiration of a two-year period after the Purchaser has acquired the Shares.

          (b) The principal office of the Purchaser is located at the address set forth in Section 10.2. The Purchaser is an "accredited investor" as that term is defined in Regulation D promulgated under the Securities Act and has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the investment to be made hereunder by the Purchaser. The Company has made available to the Purchaser at a reasonable time prior to execution of this Agreement the opportunity to ask questions and receive answers concerning the terms and conditions of the sale of the securities contemplated by this Agreement and to obtain any additional information regarding the Company desired by the Purchaser. The Purchaser has utilized such access and opportunity to the extent believed by the Purchaser to be necessary.

          (c) The Purchaser is able to bear the full economic risk of an investment in the securities. Despite its high risk and lack of liquidity, an investment in the securities is suitable for the Purchaser based on the Purchaser's investment objectives and financial needs and the fact that the Purchaser has adequate means to provide for the Purchaser's current financial needs and contingencies and has no need for liquidity of investment with respect to the Shares.

          (d) The execution and delivery of this Agreement by the Purchaser has been duly authorized by all requisite corporate action of the Purchaser and this Agreement has been duly executed and delivered by the Purchaser. This Agreement is a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and as to limitations on the enforcement of the remedy of specific performance and other equitable remedies.

          (e) No Person has or will have, as a result of any act of or omission by the Purchaser, any right, interest or claim against the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement. The Purchaser will indemnify and hold the Company harmless against any and all liability to any Person with respect to any such commission, fee or other compensation which may be payable or determined to be payable in connection with the transactions between the Purchaser and the Company contemplated by this Agreement by reason of any acts or omissions of the Purchaser.

          6.2  Restrictions on Transfer.
               ------------------------

          (a) In addition to any legends required under applicable state securities laws, each certificate representing the Shares shall be endorsed with the following legend:

               "The securities represented by this certificate may not be transferred without (i) the opinion of counsel satisfactory to the issuer thereof that such transfer may lawfully be made without registration or qualification under the federal Securities Act of 1933, as amended, and applicable state securities laws or (ii) such registration or qualification."

Upon the conversion of any of the Shares into Conversion Stock, or the exercise of the Warrant into Warrant Stock unless the Company receives an opinion of counsel satisfactory to the Company to the effect that a transfer of the Conversion

Stock or the Warrant Stock may thereafter be made without registration, or unless such Conversion Stock or the Warrant Stock is being disposed of pursuant to a registration statement filed under the Securities Act, the same legend shall be endorsed on the certificate evidencing such Conversion Stock or Warrant Stock.

          (b) Any legend endorsed on a certificate pursuant to Section 6.2(a) hereof shall be removed, and the Company shall issue a certificate without such legend to the holder of the securities, if the securities are being disposed of pursuant to a registration statement filed under the Securities Act or if such holder provides the Company with an opinion of counsel satisfactory to the Company to the effect that a transfer of the securities represented by such certificate may thereafter be made without registration.

     7.   Closing Conditions.
          ------------------

          7.1  Conditions to Purchaser's Obligation.  The Purchaser's
               ------------------------------------
obligation to purchase and pay for the Shares that the Purchaser has agreed to purchase on the Closing Date is subject to the fulfillment prior to or on the Closing Date of the following conditions, any of which may be waived in whole or in part by the Purchaser:

          (a) The representations and warranties of the Company made in Section 5 of this Agreement shall be true in all material respects as of such Closing Date with the same effect as though made on and as of such Closing Date.

          (b) The Resolution in the form attached hereto as Exhibit A shall have been filed with the Minnesota Secretary of State.

          (c) There shall not be threatened, instituted or pending any action or proceeding before any court or governmental body, challenging or seeking to invalidate, make illegal, or to delay or otherwise directly or indirectly restrain or prohibit, the consummation of the transactions contemplated by the Agreement or seeking to obtain material damages in connection with such transactions.

          7.2  Conditions to Company's Obligation.  The obligation of the
               ----------------------------------
Company to issue and sell the Shares to the Purchaser is subject to the fulfillment prior to or on the Closing Date of the following conditions, any of which may be waived in whole or in part by the Company:

          (a) All registrations, qualifications, permits and approvals required under applicable state and federal securities laws for the lawful execution and delivery of the Agreement and the offer, sale, issuance and delivery of the Shares shall have been obtained, except for the notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions.

          (b) The Purchaser at the Closing shall have tendered to the Company the Purchase Price for the Shares to be purchased by it.

     8.   Registration of Stock.  The Company hereby grants to the holder of the
          ---------------------
Shares the registration rights described in Exhibit C. The holder of the Shares agrees to be subject to all of the provisions set forth in Exhibit C.

     9.   Covenants of the Company.  The Company covenants and agrees with the
          ------------------------
Purchaser that:

          9.1  Corporate Existence.  Except as otherwise determined by the Board
               -------------------
of Directors, the Company will maintain its corporate existence in good standing.

          9.2  Books of Account and Reserves.  The Company will keep, and will
               -----------------------------
cause any Subsidiary to keep, books of record and account in which full, true and correct entries are made of all of its and their respective dealings, business and affairs, in accordance with generally accepted accounting principles. The Company will have annual audits made by such independent public accountants in the course of which such accountants shall make such examinations, in accordance with generally accepted auditing standards, as will enable them to give such reports or opinions with respect to the financial statements of the Company and its Subsidiaries as will satisfy the requirements of the Commission in effect at such time with respect to reports or opinions of accountants. Management will request such independent public accountants to issue to the Company a management letter of recommendations in connection with each annual audit of the financial statements of the Company.

          9.3  Inspection and Attendance.  Subject to the execution of a
               -------------------------
reasonable confidentiality agreement, the Company will permit the Purchaser and any of its officers or employees, to attend meetings of the Company's Board of Directors as an observer and to visit and inspect at the expense of such Purchaser, except for any expenses required to be borne by the Company under
Section 302A.461, subd. 5 of the MBCA, any of the properties of the Company or any Subsidiaries, including their books and records (and, subject to the last sentence of this Section 9.3, to make photocopies thereof or extracts therefrom), and to discuss their affairs, finances and accounts with their officers, except with respect to trade secrets and similar confidential information, all to such reasonable extent and at such reasonable times and intervals as Purchaser may reasonably request without disruption of the Company's operations.

          Purchaser agrees that any information delivered to or received by Purchaser pursuant to this Section 9.3 shall be used by Purchaser solely to evaluate the Company's financial condition and prospects and that Purchaser shall maintain the confidential nature of such information and shall not disclose the same to any Person, except as may be required by law.

          9.4  Replacement of Stock Certificates.  Upon receipt of evidence
               ---------------------------------
reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate representing any Preferred Shares or Conversion Stock, and, in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of the certificate representing the Preferred Shares or Conversion Stock, as the case may be, the Company will issue a new certificate representing the Preferred Shares or Conversion Stock, as the case may be, of like tenor, in lieu of such lost, stolen, destroyed or mutilated certificate.

     10.  Miscellaneous.
          -------------

          10.1 Waivers and Amendments.  With the written consent of the record
               ----------------------
holders of more than 50% of Preferred Shares, the obligations of the Company under this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), and with the same consent the Company may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of any supplemental agreement hereto, or modifying in any manner the rights and obligations created hereunder or thereunder; provided,
                                                                   --------
however, that no such waiver or supplemental agreement shall (a) amend the terms
-------
of the Preferred Shares as set forth in the Articles (any such amendment to the terms of the Preferred Shares shall require the vote of the holders of the Preferred Shares required by law or called for by the Articles) or (b) reduce the aforesaid proportion of the Preferred Shares that is required to consent to any waiver or supplemental agreement, without the consent of the record holders of all of the then outstanding Preferred Shares.

          10.2 Notices.  All notices, requests, consents and other
               -------
communications required hereunder shall be in writing and shall be personally delivered, sent by overnight delivery service, telecopy or mailed, if to the holders of the Preferred Shares at the addresses shown on the books and records of the Company, or at such other address as may specify by written notice to the Company, or, if to the Purchaser at 4200 Bohannon Drive, Menlo Park, CA 94025, fax: (415) 327-2369, attention: Jill Fishbein, General Counsel, or at such other address as the Purchaser may specify by written notice to the Company, or, if to the Company at 9961 Valley View Road, Eden Prairie, MN 55344, fax (612) 947-0859, attention: Chief Executive Officer, with a copy to Kenneth L. Cutler, Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, fax:
(612) 340-8738, or at such other address as the Company may specify by written notice to the Purchasers, and such notices and other communications shall for all purposes of the

Agreement be treated as being effective or having been given when delivered, or, if sent by mail or delivery service, three days after mailing, whichever is earlier.

          10.3 Survival of Representations and Warranties.  All representations
               ------------------------------------------
and warranties contained herein shall survive until the earlier of (i) for a period of one year after the Closing Date and (ii) the conversion of all of the outstanding Preferred Shares into shares of Conversion Stock.

          10.4 Parties in Interest.  All the terms and provisions of this
               -------------------
Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto but shall inure to the benefit of and be enforceable by the holder or holders from time to time of any of Preferred Shares only to the extent herein specifically provided.

          10.5 Headings.  The headings of the sections of this Agreement have
               --------
been inserted for convenience of reference only and do not constitute a part of this Agreement.

          10.6 Choice of Law.  It is the intention of the parties that the
               -------------
internal laws of the State of Minnesota, without regard to its body of law controlling conflicts of law, shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

          10.7 Counterparts.  This Agreement may be executed concurrently in two
               ------------
or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          10.8 Termination.  Article 9 of this Agreement shall terminate in its
               -----------
entirety:

          (a) upon the merger of the Company with or into, or its consolidation with, another Person if, immediately after such merger or consolidation, the Persons who were Shareholders immediately prior thereto own, in the aggregate, capital stock of the surviving or resulting corporation representing less than a majority of the total voting power of such corporation; and

          (b) upon the conversion of all of the outstanding Preferred Shares into shares of Conversion Stock.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.


                                        NETWORK GENERAL CORPORATION


                                        By______________________________________
                                          Its___________________________________

                                        FIELDWORKS, INCORPORATED


                                        By______________________________________
                                          Its___________________________________

                                                                       Exhibit C
                                                                       ---------


                        REGISTRATION RIGHTS PROVISIONS

     1.   Registration of Stock.
          ---------------------

          1.1  Definitions.
               -----------

               "Commission" shall mean the Securities and Exchange Commission or
                ----------
any other federal agency at the time administering the Securities Act.

               "Company" shall mean Fieldworks, Incorporated, a Minnesota
                -------
corporation.

               "Common Shares" shall mean the shares of common stock, par value
                -------------
$.001 per share, authorized by the Company's Articles of Incorporation and any additional shares of Common Stock which may be authorized in the future by the Company, and any stock into which such Common Shares may hereafter be changed, and shall also include capital stock of any other class of the Company which is not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption.

               "Preferred Stock" shall mean the outstanding shares of Series A
                ---------------
Convertible Preferred Stock, par value $.001 per share, of the Company, and any securities (other than Common Shares) into which such shares may hereafter be changed).

               "Public Offering" shall mean any offering of Common Shares to the
                ---------------
public, either on behalf of the Company or any of its security holders, pursuant to an effective registration statement under the Securities Act.

               "Purchasers" shall mean the holders from time to time of the
                ----------
Preferred Stock.

               "Registrable Securities" shall mean (i) the Common Shares at any
                ----------------------
time issued or subject to issuance upon the conversion of the Preferred Stock and exercise of the Warrant and (ii) any additional securities issued with respect to the above described securities upon any stock split, stock dividend, recapitalization, or similar event. Registrable Securities shall cease to be Registrable Securities when (x) a registration statement with respect to the sale of such Securities shall have become effective under the Securities Act and such Securities shall have been disposed of in accordance with such registration statement, (y) they shall be eligible to be distributed pursuant to Rule 144 promulgated under the Securities Act in a single three-month period by the holder thereof or (w) they shall have ceased to be outstanding.

               "Registration Expenses" shall mean the expenses described in
                ---------------------
Section 1.6.

               "Securities Act" shall mean the Securities Act of 1933, as
                --------------
amended.

               "Warrant" shall mean the warrant issued to Network General
                -------
Corporation, pursuant to that certain Stock Purchase Agreement with the Company, dated _____________________________________ , 1996 (the "Stock Purchase
Agreement") to purchase shares of the Company's Common Stock.

          1.2  Demand Registration.   (a) Subject to Section 1.2(d) and Section
               -------------------
1.2(e), if twelve months have elapsed from the date of the Stock Purchase Agreement and the Company has yet to consummate a Public Offering on Form S-1 or Form SB-2, and if the Company shall have received a written request therefor from the record holder or holders of an aggregate of at least 51% of the Registrable Securities issued or issuable to the holders of Preferred Stock, the Company shall prepare and file a registration statement under the Securities Act covering such number of Registrable Securities as are the subject of such request and shall use its best efforts to cause such registration statement to become effective; provided, however, that the registration requested pursuant to this Section 1.2 can only be requested if the Company has not consummated a Public Offering prior to the requested registration. Upon the receipt of a registration request meeting the requirements of this Section 1.2, the Company shall promptly give written notice to all other record holders of Registrable Securities that such registration is to be effected. The Company shall include in such registration statement such additional Registrable Securities as such other record holders request within thirty (30) days after the date of the Company's written notice to them. If (i) the holders of a majority of the Registrable Securities for which registration has been requested pursuant to this Section 1.2 determine for any reason not to proceed with the registration at any time before the related registration statement has been declared effective by the Commission, (ii) such registration statement, if theretofore filed with the Commission, is withdrawn and (iii) the holders of the Registrable Securities subject to such registration statement agree to bear their own Registration Expenses incurred in connection therewith and to reimburse the Company for the Registration Expenses incurred by it in such connection or if such registration statement, if theretofore filed with the Commission, is withdrawn at the initiative of the Company, then the holders of the Registrable Securities shall not be deemed to have exercised their demand registration right pursuant to this Section 1.2.

          (b) The method of disposition of all Registrable Securities included in such registration shall be an underwritten offering. The managing underwriter of any such offering shall be selected by the Company. If in the good faith judgment of the managing underwriter of the Public Offering, the inclusion of all of the Registrable Securities the registration of which has been requested would interfere with their successful marketing, the number of Registrable Securities to be included in the offering shall be reduced, pro
                                                                        ---
rata, among the requesting holders thereof in proportion to the number of
----
Registrable Securities included in their respective requests for registration. Registrable Securities that are so excluded from the underwritten Public Offering shall be withheld by the holders thereof for such period, not exceeding one hundred and twenty (120) days, that the managing underwriter reasonably determines is necessary to effect the Offering. The Company shall have the right to include any securities in a registration statement to be filed as part of a demand registration pursuant to this Section 1.2.

          (c) The Company shall be obligated to prepare, file and cause to be effective only one (1) registration statement pursuant to this Section 1.2.

          (d) Notwithstanding the foregoing, the Company may delay initiating the preparation and filing of any registration statement requested pursuant to this Section 1.2 for a period not to exceed one hundred eighty (180) days if in the good faith judgment of the Company's Board of Directors effecting the registration would adversely affect a proposed Public Offering by the Company or would require the premature disclosure of any financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require the Company to make public disclosure of information the public disclosure of which would have material adverse effect on the Company.

          (e) Notwithstanding anything to the contrary contained herein, and without limitation as to the rights of the Company to include in a demand registration securities for sale for its own account as provided in Section 1.2(a), at any time within thirty (30) days after receiving a demand for registration, the Company may elect to effect an underwritten primary registration in lieu of the requested registration. If the Company so elects, the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and shall afford such holders the rights contained in Section 1.3 with respect to "piggyback" registrations. In such event, the demand for registration shall be deemed to have been withdrawn.

     1.3  (a)  Piggyback Registration.  If twelve months have elapsed from the
               ----------------------
date of the Stock Purchase Agreement and the Company has yet to consummate a Public Offering, then each time the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for money of any of its securities by it or any of its security holders (other than a registration statement on Form S-8, Form S-4 or other limited purpose form), the Company will give written notice of its determination to all record holders of Registrable Securities. Upon the written request of a record holder of any shares of Registrable Securities given within 30 days after the date of any such notice from the Company, the Company will, except as herein provided, cause all the Registrable Securities the registration of which is requested to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Securities to be so registered; provided, however, that nothing herein shall
                                --------  -------
prevent the Company from, at any time, abandoning or delaying any registration; and provided, further, that if the Company determines not to proceed with a
    --------  -------
registration after the registration statement has been filed with the Commission and the Company's decision not to proceed is primarily based upon the anticipated public offering price of the securities to be sold by the Company, the Company shall promptly complete the registration for the benefit of those selling security holders who wish to proceed with a Public Offering of their Registrable Securities and who bear all of the Registration Expenses in excess of $25,000 incurred by the Company as the result of such registration after the Company has decided not to proceed. In the discretion of the holders of the Registrable Securities to be included in the registration (provided that
                                                           --------
such holders are the record holders of at least 51% of the Registrable Securities), such registration may count as a demand registration under Section
1.2 (if it otherwise meets the requirements of Section 1.2(a)) for which the Company will pay the Registration Expenses.

          (b) If any registration pursuant to this Section 1.3 is underwritten in whole or in part, the Company may require that the Registrable Securities included in the registration be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If, in the good faith judgment of the managing underwriter of the Public Offering, the inclusion of all of the Registrable Securities originally covered by requests for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares offered by the Company, the number of Registrable Securities to be included in the Offering may be reduced in the following manner: first, securities held by officers and
                                        -----
directors of the Company (other than Registrable Securities) shall be excluded from such underwritten public offering to the extent required by the managing underwriter, second, any securities, other than Registrable Securities, proposed
             ------
to be sold in the Offering by persons other than the Company shall be excluded and third, if a further reduction in the Offering is required, the Registrable
    -----
Securities requested to be included in the Offering shall be reduced, pro rata,
                                                                      --- ----
among the requesting holders thereof in proportion to the number of Registrable Securities included in their respective requests for registration. The Registrable Securities which are thus excluded from the underwritten Public Offering shall be withheld from the market by the holders thereof for a period which the managing underwriter reasonably determines is necessary in order to effect the Public Offering.

          1.4  Short Form Registration.  In addition to the registration rights
               -----------------------
provided in Sections 1.2 and 1.3, if the Company qualifies for the use of Form S-3 (or any similar registration form), the Company shall at the request of holders of Registrable Securities from time to time register Registrable Securities on behalf of such holder or holders on such form; provided, however,
                                                             --------  -------
that the Company shall not be required to accommodate any request to register less than 100,000 Registrable Securities nor to accommodate more than two of such registrations in any calendar year. The Company shall give notice of any proposed Form S-3 registration to the record holders of Registrable Securities who did not join in the request therefor and afford them a reasonable opportunity to do so.

          1.5  Registration Procedures.  If and whenever the Company is required
               -----------------------
by the provisions of Sections 1.2 and 1.3 or 1.4 to effect the registration of shares of Registrable Securities under the Securities Act, the Company will use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended methods of disposition specified by the holders participating therein. Without limiting the foregoing, the Company in each such case will, as expeditiously as possible,:

          (a) prepare and file with the Commission (in the case of a demand registration pursuant to Section 1.2 or Section 1.4) the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and use its best efforts to cause such registration statement to become effective; provided, however, that as
                                                      --------  -------
     far in advance as practical before filing such registration statement or any amendment thereto, the Company will furnish to counsel for the requesting holders copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits), and any such holder shall have the opportunity to object to any information pertaining solely to such holder that is contained therein and the Company will make the corrections reasonably requested by such holder with respect to such information prior to filing any such registration statement or amendment;

            (b) prepare and file with the Commission such amendments and supplements to such registration statement and any prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities included in such registration statement, in accordance with the intended methods of disposition thereof, until the earlier of (i) such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (ii) one hundred eighty (180) days after such registration statement becomes effective;

          (c) promptly notify each requesting holder and the underwriter or underwriters, if any:

              (i) when such registration statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

              (ii) of any written request by the Commission for amendments or supplements to such registration statement or prospectus;

              (iii) of the notification to the Company by the Commission of its initiation of any proceeding with respect to the issuance by the Commission of, or of the issuance by the Commission of, any stop order suspending the effectiveness of such registration statement; and

              (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

          (d) furnish to each seller of Registrable Securities included in such registration statement such number of conformed copies of such registration statement and of each amendment and supplement thereto such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to such seller's Registrable Securities, and such other documents, as such seller may reasonably request to facilitate the disposition of its Registrable Securities;

          (e) use its best efforts to register or qualify all Registrable Securities included in such registration statement under such other securities or blue sky laws of such jurisdictions as each holder of Registrable Securities thereof shall reasonably request within twenty (20) days following the original filing of such registration statement and to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holder, except that the Company shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph (e) be obligated to be so qualified, (ii) to consent to general service of process in any such jurisdiction or (iii) to subject itself to taxation in any such jurisdiction by reason of such registration or qualification;

          (f) use its best efforts to cause all Registrable Securities included in such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable each holder thereof to consummate the disposition of such Registrable Securities;

          (g) If and to the extent any of the following are obtained by or furnished to the Company or the underwriters, furnish to any holder who so requests a signed counterpart, addressed to such holder (and the underwriters, if any), of

               (i) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), and

               (ii) a "cold comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement;

     provided, however, that the obligation to furnish a "cold comfort" letter
     --------  -------
     shall only be imposed to the extent permitted under any then-prevailing rules of accounting procedure;

          (h) notify each holder whose Registrable Securities are included in such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which any prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such holder promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (i) otherwise use its best efforts to comply with applicable rules and regulations of the Commission;

          (j) provide a transfer agent and registrar for all Registrable Securities included in such registration statement not later than the effective date of such registration statement; and

          (k) use its best efforts to cause all Registrable Securities included in such registration statement to be listed, upon official notice of issuance, on any securities exchange or quotation system on which any of the securities of the same class as the Registrable Securities are then listed.

          (l) The Company may require each holder whose Registrable securities are being registered to, and each such holder, as a condition to including Registrable Securities in such registration, shall, furnish the Company and the underwriters with such information and affidavits regarding such holder and the distribution of such securities as the Company and the underwriters may from time to time reasonably request in writing in connection with such registration. At any time during the effectiveness of any registration statement covering Registrable Securities offered by a holder, if such holder becomes aware of any change materially affecting the accuracy of the information contained in such registration statement or the prospectus (as then amended or supplemented) relating to such holder, it will immediately notify the Company of such change.

          (m) Upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (h) of this Section 1.5, each holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder receives the copies of the supplemented or amended prospectus contemplated by paragraph (h) of this
     Section 1.5 and, if so directed by the Company, shall deliver to the Company all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

          1.6  Expenses.  With respect to any registration requested pursuant to
               --------
Section 1.2 (except as otherwise provided in such Section with respect to a registration voluntarily terminated at the request of the requesting holders of Registrable Securities), Section 1.3 (except as otherwise provided in such Section with respect to a registration continued by selling security holders who wish to proceed with a Public Offering that is withdrawn by the Company) or
Section 1.4, the Company shall bear all of the expenses ("Registration Expenses") incident to the Company's performance of or compliance with its obligations under this Agreement in connection with such registration including, without limitation, all registration, filing, securities exchange listing and NASD fees, all registration, filing, qualification and other fees and expenses or complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, premiums and other costs of any policies of insurance against liabilities arising out of the Public Offering of the Registrable Securities being registered obtained by the Company (it being understood that the Company shall have no obligation to obtain such insurance) and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, in respect of Registrable Securities, which discounts, commissions and taxes in respect of Registrable Securities, and excluding any fees and disbursements of counsel and accountants to the holders of the Registrable Securities, which shall in any registration be payable by the holders of the Registrable Securities being registered, pro rata in proportion
                                                        --- ----
to the number of Registrable Securities being sold by them.

          1.7  Indemnification.
               ---------------

               (a) The Company will, to the full extent permitted by law, indemnify and hold harmless each holder of Registrable Securities which are included in a registration statement pursuant to the provisions of this
     Section 1 and its directors, officers and partners and each other person, if any, who controls such holder within the meaning of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several (collectively, "Losses") to which such holder or any such director, officer, partner or controlling person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a registration statement prepared and filed hereunder, any preliminary, final or summary prospectus contained therein or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances in which they were made) not misleading and the Company will reimburse the holder and each such director, officer, partner and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending against any such Losses (or action or proceeding in respect thereof); provided, however, that the
                                                   --------  -------
     Company will not be liable in any such case to the extent that any such Losses arise out of or are based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with written information furnished by such holder specifically for use in the preparation of the registration statement or (ii) such holder's failure to send or give a copy of the final prospectus to the persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, partner or controlling person of such holder and shall survive the transfer of such securities by such holder. The Company shall also indemnify each other person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors, and partners, and each other person, if any, who controls any such participating person within the meaning of the Securities Act to the same extent as provided above with respect to holders of Registrable Securities.

               (b) Each holder of shares of Registrable Securities which are included in a registration pursuant to the provisions of this Section 1 will, to the full extent permitted by law, indemnify and hold harmless the Company, its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act from and against any and all Losses to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in a registration statement prepared and filed hereunder, any preliminary, final or summary prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such holder specifically for use in the preparation of such registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person of the Company. The holder of Registrable Securities included in a registration statement shall also indemnify each other person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors, and partners, and each other person, if any, who controls any such participating person within the meaning of the Securities Act to the same extent as provided above with respect to the Company. In no event shall the liability of any holder under this Section 1.7(b) exceed the net proceeds received by such holder from the sale of their Registrable Securities.

               (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 1.7 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against any indemnified party, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any action include both the
     --------  -------
     indemnified party and the indemnifying party and the indemnified party reasonably concludes that there is a conflict of interest that would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party shall have the right to select separate counsel to participate in the defense of such action on behalf of the indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence,
     (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for the indemnified parties with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of additional counsel or counsels for the indemnified parties. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation without the consent of the indemnified party. No indemnifying party shall be subject to any liability for any settlement made without its consent. An indemnified party may at any time elect to participate in the defense of any claim or proceeding at its own expense.

          1.8  Covenants Relating to Rule 144.  If at any time the Company is
               ------------------------------
required to filed reports in compliance with either Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") the Company will (a) file reports in compliance with the Exchange Act and (b) comply with all rules and regulations of the Commission applicable to the use of Rule 144.

          1.9  Underwritten Offerings.  If a distribution of Registrable
               ----------------------
Securities pursuant to a registration statement is to be underwritten, the holders whose Registrable Securities are to be distributed by such underwriters shall be parties to such underwriting agreement. No requesting holder may participate in such underwritten offering unless such holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. If any requesting holder disapproves of the terms of an underwriting, such holder may elect to withdraw therefrom and from such registration by notice to the Company and the managing underwriter, and each of the remaining requesting holders shall be entitled to increase the number of Registrable Securities being registered to the extent of the Registrable Securities so withdrawn in the proportion which the number of Registrable Securities being registered by such remaining requesting holder bears to the total number of Registrable Securities being registered by all such remaining requesting holders.

          1.10 Stand-Off Agreement.  Each holder of Registrable Securities
               -------------------
agrees, so long as such holder holds at least 1% of the Company's outstanding voting equity securities, in connection with the Company's initial Public Offering, upon request of the Company or the underwriters managing such Offering, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Common Shares of the Company other than those included in the registration without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not exceeding 180 days) from the effective date of such registration as may be requested by the underwriters; provided, however, that all other holders of at least 1% of the
              --------  -------
Company's outstanding voting equity securities and all of the officers and directors of the Company who own stock of the Company must also agree to not less onerous restrictions.

          1.11 Amendment of Registration Rights.  Without the written consent
               --------------------------------
of the holders of more than 50% of the then outstanding Registrable Securities, the Company shall not amend this Exhibit C, or enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities as Registrable Securities under this Exhibit C. Any amendment to this Section 1 pertaining only to rights of a particular series of the Company's outstanding Preferred Stock and affecting such rights adversely and in a manner materially different from its effect on the rights of the other outstanding series of the Preferred Stock must be approved by the holders of more than 50% of the outstanding shares of such series of Preferred Stock.

          1.12 Termination.  This Exhibit C, and all of the Company's
               -----------
obligations (other than its obligations pursuant to Section 1.7, which Section shall survive such termination) hereunder, shall terminate upon the earlier to occur of (i) the date there are no Registrable Securities outstanding and (ii) the fifth anniversary of the effective date of the registration statement filed with respect to the Company's initial Public Offering.